Significant and Subsequent Events	12 Months Ended
Dec. 31, 2020
Significant Events [Abstract]
Significant and Subsequent Events
A. Clean Energy Investment Plan
TransAlta's Clean Energy Investment Plan announced in 2019 includes converting our existing Alberta coal assets to natural gas and advancing our leadership position in on-site generation and renewable energy. The Clean Energy Investment Plan provided further details of previously highlighted initiatives that TransAlta has been continuing to progress since early 2017.

TransAlta’s Clean Energy Investment Plan includes converting three of our existing Alberta thermal units to gas during 2021 by replacing existing coal burners with natural gas burners. The cost to convert each unit is expected to be approximately $35 million. On Feb. 1, 2021, we announced the completion of the conversion to gas of Sundance Unit 6. The Corporation continues to advance the conversion of its Keephills Unit 2 and Keephills Unit 3 for completion later in 2021 and has issued Full Notice to Proceed for both units. In addition, on April 4, 2020, the dual-fuel conversion of Sheerness Unit 2 was completed. The Sheerness facility will receive it's last coal shipment in the first quarter of 2021, with coal stock being actively depleted until the end of 2021. The elimination of coal as a fuel source will reduce future fuel costs and greenhouse gas ("GHG") costs at Sheerness.

The highlights of these gas conversion investments include:
▪Positioning TransAlta’s fleet as a low-cost generator in the Alberta energy-only market;
▪Generating attractive returns by leveraging the Corporation’s existing infrastructure;
▪Significantly extending the life and cash flows of our Alberta thermal assets; and
▪Significantly reducing air emissions and costs.
The Clean Energy Investment Plan also includes repowering the steam turbines at Sundance Unit 5 and, potentially, Keephills Unit 1 by installing one or more combustion turbines and heat recovery steam generators, thereby creating highly efficient combined-cycle units. The repowered units are expected to be a 35 per cent to 45 per cent lower capital investment when compared to a new combined-cycle facility, while achieving a similar heat rate. During the first quarter of 2020, we received regulatory approval from the Alberta Utilities Commission ("AUC") and Alberta Environment and Parks for the repowering of Sundance Unit 5 and Keephills Unit 1 into combined-cycle units. During the fourth quarter of 2020, an equipment supply agreement was executed as part of the strategy to repower Sundance Unit 5 into a highly efficient combined cycle unit. The commercial operation date is anticipated in the fourth quarter of 2023. The Sundance Unit 5 repowered combined-cycle unit will have a capacity of approximately 730 MW and is expected to cost approximately $800 million to $825 million, well below a greenfield combined-cycle project. As part of this transaction, we also acquired a long-term PPA for capacity plus energy, including the passthrough of GHG costs, starting in late 2023 with Shell Energy North America (Canada). The Corporation will continue to evaluate the prospect for the repowering of Keephills Unit 1 in 2021 and 2022, as a supply addition to the Alberta market in the 2026 to 2030 time frame.

TransAlta has determined to cease coal-fired operations in Canada by Jan 1, 2022. During the third quarter of 2020, the Board approved the accelerated shutdown of the Highvale mine by the end of 2021, and the useful life of the related assets was adjusted to align with the Corporation's conversion to gas plans. As a result, the Corporation announced that Keephills Unit 1 and Sundance Unit 4 will discontinue firing with coal and will only operate on gas effective Jan. 1, 2022. The maximum capability of these units will be reduced to 70 MW and 113 MW, respectively.

As at Dec. 31, 2020, the carrying value of the Highvale mine, including PP&E right-of-use assets and intangible assets, was $373 million. As a result, our cost per tonne of coal will increase as the fixed coal costs will be spread over lower volumes. During the second half of 2020, the increased depreciation expense and our cost per tonne of coal exceeded the net realizable value of the coal inventory and a writedown of $37 million was recognized in fuel, carbon compliance and purchased power. As the Highvale mine moves into the reclamation phase, our anticipated coal consumption is expected to continue to decline, further increasing the cost of coal, and future expected writedowns in fuel costs. In 2020, we started the year with 2.1 million tonnes of coal inventory, during which we mined an additional 2.3 million tonnes and consumed 3.5 million tonnes. We ended the year with approximately 1 million tonnes of coal inventory and we will continue to actively deplete our coal stock as we wind down our mining activity by the end of 2021.

The Corporation’s Clean Energy Investment Plan also consists of three wind projects in the United States, one wind project in Alberta and a cogeneration facility that is discussed in more detail later in this section. The Big Level wind project ("Big Level") and Antrim wind project ("Antrim") began commercial operations on Dec. 19, 2019, and Dec, 24, 2019, respectively. The Skookumchuck wind project began commercial operation on Nov. 7, 2020, and was acquired by the Corporation on Nov. 25. 2020. The Windrise wind project ("Windrise") is currently under construction. These projects are underpinned by long-term PPAs with highly creditworthy counterparties. In addition, TransAlta has entered into agreements to develop, construct and operate a 40 MW cogeneration facility at the Kaybob South No. 3 sour gas processing plant ("K3"). Please see Note 4(J) for additional details on the current status of the Kaybob cogeneration project.

B. Pioneer Pipeline
On Dec. 17, 2018, the Corporation exercised its option to acquire 50 per cent ownership in the Pioneer gas pipeline ("Pioneer Pipeline") for $83 million. Tidewater Midstream & Infrastructure Ltd.'s (“TMI”) and TransAlta each own a 50 per cent interest in the Pioneer Pipeline, which is backstopped by a 15-year take-or-pay agreement from TransAlta at market rate tolls. During the fourth quarter of 2019, TransAlta recognized a right-of-use asset and lease liability for the portion of the Pioneer Pipeline that is not directly owned.

During 2019, the Pioneer Pipeline transported its first gas four months ahead of schedule to TransAlta's generating units at Sundance and Keephills. The Pioneer Pipeline initially had approximately 50 MMcf/day of natural gas flowing during the start-up phase where initial flows fluctuated depending on market conditions. Firm throughput of approximately 130 MMcf/day of natural gas began flowing through the Pioneer Pipeline on Nov. 1, 2019.

The Pioneer Pipeline is held in a separate entity that is a joint operation with TMI. The Corporation reports its interests in joint operations in its consolidated financial statements using the proportionate consolidation method by recognizing its share of the assets, liabilities, revenues and expenses in respect of its interest in the joint operation within the Alberta Thermal segment. The Pioneer Pipeline is classified as a joint operation, due to the fact that TransAlta is currently the only customer and both parties are providing the only cash flows to fund the operations.
On Oct. 1, 2020, TransAlta announced that it had entered into a definitive Purchase and Sale Agreement providing for the sale of its 50 per cent interest in the Pioneer Pipeline to ATCO Gas and Pipelines Ltd. (“ATCO”) (the "Transaction"). The purchase price of $255 million represents both TransAlta's and TMI's interests. This agreement replaces the previous Purchase and Sale agreement to sell the Pioneer Pipeline to NOVA Gas Transmission Ltd. (“NGTL”) from the second quarter of 2020. ATCO acquired the right to purchase the Pioneer Pipeline through an option agreement with NGTL. Following closing of the Transaction, the Pioneer Pipeline will be integrated into NGTL's and ATCO's Alberta integrated natural gas transmission systems to provide reliable natural gas supply to TransAlta's Sundance and Keephills power generating stations. At Dec. 31, 2020, our interest in the Pioneer Pipeline is included in assets held for sale in the Consolidated Statements of Financial Position.

In addition, TransAlta has entered into incremental long-term firm natural gas delivery transportation agreements with NGTL for 351 TJ per day, bringing the total long-term firm natural gas transportation contracts up to 400 TJ per day by 2023. TransAlta’s current commitments, including the 139 TJ per day supply arrangement with TMI, will remain in place until the closing of the Transaction. The Transaction is subject to customary regulatory approvals and is anticipated to close during the second quarter of 2021.

C. Skookumchuck Wind Project
On April 12, 2019, TransAlta signed an agreement with Southern Power Company, a subsidiary of Southern Company, to have the option to purchase a 49 per cent interest in SP Skookumchuck Investments, LLC ("Skookumchuck") with Southern Power upon the facility's commercial operation date. Skookumchuck is a 136.8 MW wind project located in Lewis and Thurston counties near Centralia in Washington state consisting of 38 Vestas V136 wind turbines. The project began commercial operation on Nov. 7, 2020.

On Nov. 25, 2020, TransAlta completed the acquisition of Skookumchuck. TransAlta's total capital investment was $163 million, with TransAlta paying cash of $86 million (US$66 million) with the remaining $77 million (US$59 million) being funded with tax equity financing. The investment has been classified as a joint venture, as the investment is held in a separate entity and the Corporation has rights to the net assets of Skookumchuck. The Corporation reports its interests in joint arrangements in its consolidated financial statements using the equity method recognizing its share of income (loss) in the Consolidated Statements of Earnings (Loss).

The project has a 20-year PPA with Puget Sound Energy. TransAlta has entered into an definitive agreement with TransAlta Renewables to sell the Corporation's interest in Skookumchuck, which is expected to close in April 2021, as further described below in this section.

D. WindCharger
On Aug. 1, 2020, the WindCharger battery storage project ("WindCharger") was sold to TransAlta Renewables. Wind-Charger has been operational since Oct. 15, 2020 and is the first utility-scale battery energy storage project in Alberta. The WindCharger project has a nameplate capacity of 10 MW with a total storage capacity of 20 MWh. WindCharger is located in southern Alberta in the Municipal District of Pincher Creek next to TransAlta’s existing Summerview wind facility substation. WindCharger stores energy produced by the nearby Summerview II wind facility and discharges it into the Alberta electricity grid at times of peak demand. TransAlta is expected to receive co-funding of almost 50 per cent of the $14 million construction cost from Emissions Reduction Alberta. WindCharger is participating in both the wholesale energy and ancillary services market of the Alberta Electric System Operator ("AESO").

E. Windrise
On Dec. 17, 2018, TransAlta's 207 MW Windrise wind project was identified by the AESO as one of the three selected projects in the third round of the Renewable Electricity Program. TransAlta and the AESO subsequently executed a Renewable Electricity Support Agreement with a 20-year term. Windrise is situated on 11,000 acres of land located in the county of Willow Creek, Alberta, and is expected to cost approximately $270 million to $285 million. Windrise has secured approval for the wind facility and transmission line required to connect the facility to the Alberta grid from the AUC. Construction activities on Windrise continue to advance with all appropriate procedures in place to protect the construction team during the COVID-19 pandemic. However as a result of COVID-19 and related delays in construction, the commercial operation date is expected to occur during the second half of 2021. As of Dec. 31, 2020, Windrise was 78 per cent complete. On Feb. 26, 2021, TransAlta Renewables acquired Windrise from the Corporation as described further below.
F. Acquisition of Wind Development Projects
In 2019, TransAlta acquired a portfolio of wind development projects in the US. If the Corporation decides to move forward with any of these projects, additional consideration may be payable on a project-by-project basis only in the event a project achieves commercial operations prior to Dec. 31, 2025.

G. EMG International Acquisition
On Nov. 30, 2020, TransAlta acquired a 30 per cent equity interest in EMG to diversify our sustainability offerings to customers while directly supporting our clean energy transition and sustainability goals. Included in the purchase price of US$12 million is an estimated component contingent on EMG realizing certain earnings metrics in 2020 and 2021, following the acquisition. The final contingent amount will be calculated based on actual earnings metrics achieved. EMG is an established company with over 25 years of experience in process wastewater treatment and specializes in the design and construction of high-rate anaerobic digester systems. EMG’s wastewater treatment process converts organic waste into a valuable source of renewable energy. Their technology produces a biogas stream that can be used as fuel to generate electricity, displacing energy consumed from higher emitting resources. The investment provides a unique opportunity for TransAlta to leverage its vast expertise in on-site generation to support further advancements by EMG in the waste-to-energy space. This investment will advance the Corporation's presence in the US sustainability and on-site generation markets. The investment has been classified as an Investment in associate, as the Corporation owns 30 per cent of the entity and has representation on the management committee. The Corporation reports its investment in associates in its consolidated financial statements using the equity method recognizing its share of income (loss) in the Consolidated Statement of Earnings (Loss).

H. TransAlta Renewables Acquisitions
On Dec. 23, 2020, the Corporation announced that it had entered into definitive agreements for the acquisition by TransAlta Renewables of its 100 per cent direct interest in the 207 MW Windrise wind project located in the Municipal District of Willow Creek, Alberta; a 49 per cent economic interest in the 137 MW Skookumchuck wind facility located across Thurston and Lewis counties in Washington State; and a 100 per cent economic interest in the 29 MW Ada cogeneration facility located in Ada, Michigan. TransAlta Renewables' acquisition of the Windrise closed on Feb. 26, 2021, and the acquisition of the economic interests in the Ada cogeneration facility and the Skookumchuck wind facility are expected to close in April 2021. The total acquisition value for the portfolio of assets is expected to be $439 million, which includes the remaining construction costs for the Windrise wind project. TransAlta Renewables will fund the acquisition and remaining construction costs with the proceeds from the TEC Hedland financing. Please refer to Note 4(L) for further details.

I. BHP Nickel West Contract Extension
On Oct. 22, 2020, Southern Cross Energy ("SCE"), a subsidiary of the Corporation, replaced and extended its current PPA with BHP Billiton Nickel West Pty Ltd. ("BHP"). SCE is composed of four generation facilities with a combined capacity of 245 MW in the Goldfields region of Western Australia.

The new agreement was effective Dec. 1, 2020, and replaces the previous contract that was scheduled to expire Dec. 31, 2023. The amendment to the PPA extends the term to Dec. 31, 2038, and provides SCE with the exclusive right to supply thermal and electrical energy from the Southern Cross Facilities for BHP's mining operations located in the Goldfields region of Western Australia. The extension will provide SCE a return on new capital investments, which will be required to support BHP's future power requirements and recently announced emission reduction targets. The amendments within the PPA also provide BHP participation rights in integrating renewable electricity generation, including solar and wind, with energy storage technologies, subject to the satisfaction of certain conditions. Evaluation of renewable energy supply and carbon emissions reduction initiatives under the extended PPA with SCE are underway, including a 18.5MW solar photovoltaic facility supported by a battery energy storage system and a waste heat steam turbine system.

For accounting purposes, the original agreement was accounted for as an operating lease. Under the new PPA, the agreement is now accounted for as a finance lease. As a result, we derecognized net assets of $77 million, which includes balances for PP&E, intangible assets, deferred credits and prepaid expenses. In addition, we recognized a finance lease receivable of $89 million and a gain on asset disposition of $12 million. Subsequent to the transaction, the Corporation incurred additional major maintenance costs in relation to these assets which was recorded as a reduction to the gain on asset disposition.

J. Agreement to Construct and Own a Cogeneration Plant in Alberta
On Oct. 1, 2019, TransAlta and Energy Transfer Canada ("ET Canada" formerly known as SemCAMS Midstream ULC) entered into definitive agreements to develop, construct and operate a 40 MW cogeneration facility at the Kaybob
South No. 3 sour gas processing plant. The facility was expected to receive its final regulatory approvals in the second half of the year and begin construction in December 2020. On Sept. 25, 2020, the AUC released a decision in which it approved the construction and operation of the facility, but denied the application for the Industrial System Designation. We are in ongoing commercial and technical discussions with ET Canada relative to the project at K3, or potentially developing a new project at another site owned and/or operated by ET Canada.

K. Acquisition of a Contracted Cogeneration Asset in Michigan
On May 19, 2020, the Corporation closed the previously announced acquisition of a contracted natural-gas-fired cogeneration facility from two private companies for a purchase price of US$27 million. The Ada facility is a 29 MW cogeneration facility ("Ada") in Michigan that is contracted under a PPA and a steam sale agreement for approximately six years with Consumers Energy and Amway.

The fair values of the identifiable assets and liabilities of the acquired entity in the business combination as at the date of acquisition were:

As at May 19, 2020	Fair value recognized on acquisition
Assets
Net working capital	6
Property, plant and equipment	1
Intangible assets(1)	37
Risk management liabilities (current and long-term)	(5)
Decommissioning provisions	(1)
Total identifiable net assets at fair value	38

Cash consideration	32
Working capital consideration	6
Total purchase consideration transferred	38
(1) This relates to the power sales contract acquired and will be amortized over six years.

L. TEC Hedland Pty Ltd. Secures AU$800 Million Financing
On Oct. 22, 2020, TEC Hedland Pty Ltd. ("TEC"), a subsidiary of the Corporation, closed an AU$800 million senior secured note offering ("Offering"), by way of a private placement, which is secured by, among other things, a first ranking charge over all assets of TEC. The Offering bears interest at 4.07 per cent per annum, payable quarterly and maturing on June 30, 2042, with principal payments starting on Mar. 31, 2022. The Offering has a rating of BBB by Kroll Bond Rating Agency.

TransAlta Renewables has received $480 million (AU$515 million) of the proceeds from the Offering through the redemption of certain intercompany structures. An additional AU$200 million has been loaned to TransAlta Renewables by TransAlta Energy (Australia) Pty Ltd. ("TEA"), which is a subsidiary of TransAlta. The loan bears interest at 4.32 per cent and will be repaid by Oct. 23, 2022 or on demand. The remaining proceeds from the Offering were set aside for required reserves and transaction costs.

TransAlta Renewables used a portion of the proceeds from the redemption and the intercompany loan to repay existing indebtedness on its credit facility and to acquire the asset and economic interests noted above.

M. Strategic Investment by Brookfield
On March 22, 2019, the Corporation entered into an agreement (the "Investment Agreement") whereby Brookfield Renewable Partners or its affiliates (collectively “Brookfield”) agreed to invest $750 million (the "Investment") in the Corporation through the purchase of exchangeable securities. The securities are exchangeable by Brookfield into an equity ownership interest in TransAlta’s Alberta Hydro Assets in the future at a value based on a multiple of the Alberta Hydro Assets’ future adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA").

On May 1, 2019, Brookfield invested the initial tranche of $350 million in exchange for seven per cent unsecured subordinated debentures due May 1, 2039. On Oct. 30, 2020, Brookfield invested the second tranche of $400 million in consideration for redeemable, retractable first preferred shares. The proceeds from the first tranche were used to accelerate our conversion to gas program. The Corporation intends to use the proceeds from the second tranche of the financing to advance the Corporation’s conversion to gas program, to fund other growth initiatives and for general corporate purposes.

Upon entering into the Investment Agreement and as required under the terms of the agreement, the Corporation paid Brookfield a $7.5 million structuring fee. A commitment fee of $15 million was also paid upon completion of the initial funding. These transaction costs, representing three per cent of the total investment of $750 million, have been recognized as part of the carrying value of the unsecured subordinated debentures. See Note 25 for further details.

In accordance with the terms of the Investment Agreement, TransAlta has formed a Hydro Assets Operating Committee consisting of two representatives from Brookfield and two representatives from TransAlta to collaborate in connection with the operation and maximization of the value of the Alberta Hydro Assets. In connection with this, the Corporation has committed to pay Brookfield an annual fee of $1.5 million for six years beginning May 1, 2019 (the "Brookfield Hydro Fee"), which is recognized in the operations, maintenance and administration expense on the Consolidated Statements of Earnings (Loss).

TransAlta has indicated that it intends to return up to $250 million of capital to shareholders through share repurchases within three years of receiving the first tranche of the Investment. As of Dec. 31, 2020, 15,068,900 common shares have been repurchased and $129 million under the normal course issuer bid normal course issuer bid("NCIB") program.

Under the terms of the Investment Agreement, Brookfield committed to purchase TransAlta common shares on the open market to increase its share ownership in TransAlta to not less than nine per cent by May 1, 2021. As of Jan. 8, 2021, Brookfield, through its affiliates, held, owned or had control over an aggregate of 33,845,685 common shares, representing approximately 12.4 per cent of the issued and outstanding common shares, calculated on an undiluted basis. In connection with the Investment, Brookfield is entitled to nominate two directors for election to the Board.

On April 23, 2019, the Mangrove Partners Master Fund Ltd. ("Mangrove") commenced an action in the Ontario Superior Court of Justice alleging, among other things, oppression by the Corporation and its directors and seeking to set aside the Brookfield Investment Agreement. TransAlta believes the claim is wholly lacking in merit and is taking all steps to defend against the allegations. This matter was adjourned due to the COVID-19 pandemic and is now scheduled to proceed to trial for three weeks starting April 19, 2021. Refer to Note 36 for further details.

N. Centralia Unit 1 Retirement
The Corporation owns a two-unit 1,340 MW thermal coal-fired facility in Centralia, Washington in relation to which we have entered into a number of multiple year medium- and short-term energy sales agreements. In 2011, Washington State passed the TransAlta Energy Transition Bill (chapter 180, Laws of 2011) (the "Bill'') allowing the Centralia thermal facility to comply with the State's GHG emissions performance standards by ceasing coal generation in one of its two boilers by the end of 2020 and the other by the end of 2025. The Bill removed restrictions that had previously been imposed on the facility limiting the duration of new contracts from the facility and limiting the technology that the facility would be required to implement for nitrogen oxide controls. Centralia Unit 1 was retired from service effective Dec. 31, 2020.

O. Mothballing of Sundance Units and Sundance Unit 3 Retirement
On March 8, 2019, the Corporation announced that the AESO granted an extension to the mothballing of Sundance Units 3 and 5, which are to remain mothballed until Nov. 1, 2021, extended from April 1, 2020. On July 22, 2020, the Corporation announced that it gave notice to the AESO to retire Sundance Unit 3 effective July 31, 2020. The retirement decision was largely driven by TransAlta’s assessment of future market conditions, the age and condition of the unit and our ability to supply energy and capacity from our generation portfolio in Alberta. This decision advances our transition to 100 per cent clean electricity by 2025. The Corporation recognized an impairment charge of approximately $70 million ($52 million after-tax) during the third quarter 2020.
P. COVID-19
The World Health Organization declared a Public Health Emergency of International Concern relating to COVID-19 on Jan. 30, 2020, which they subsequently declared, on March 11, 2020, as a global pandemic. The outbreak of COVID-19 has resulted in governments worldwide enacting emergency measures to constrain the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods, self-isolation, physical and social distancing and the closure of non-essential business, have caused significant disruption to businesses globally, which has resulted in an uncertain and challenging economic environment.

The Corporation continued to operate under its business continuity plan, which focused on ensuring that: (i) employees who could work remotely did so; and (ii) employees who operate and maintain our facilities, and who were not able to work remotely, were able to work safely and in a manner that ensured they remained healthy. During the second and third quarters of 2020, the Corporation successfully brought employees who were working remotely back to the office without compromising health and safety standards. In November 2020, as a result of rising COVID-19 case counts in the Province of Alberta and in light of office attendance restrictions eventually imposed by the Government of Alberta, staff at TransAlta's head office returned to remote work protocols. All of TransAlta's offices and sites follow strict health screening and social distancing protocols with personal protective equipment readily available and in use. Further, TransAlta maintains travel bans aligned to local jurisdictional guidance, enhanced cleaning procedures, revised work schedules, contingent work teams and the reorganization of processes and procedures to limit contact with other employees and contractors on-site.

While our financial results have been impacted by price and demand as a result of COVID-19, all of our facilities continue to remain fully operational and capable of meeting our customers' needs. The Corporation continues to work and serve all of our customers and counterparties under the terms of their contracts. We have not experienced interruptions to service requirements. Electricity and steam supply continue to remain a critical service requirement to all of our customers and have been deemed an essential service in our jurisdictions.

During the second quarter of 2020, the Government of Canada passed the Canada Emergency Wage Subsidy as part of its COVID-19 Economic Response Plan. The program's intent is to support employment by providing expense relief to companies that experienced revenue declines in 2020. In January 2021, TransAlta applied for support under this program and expects to receive $8 million (pre-tax) for application periods in 2020. This represents a portion of the funding that the Corporation is eligible for and will be used in supporting a strategy to add incremental employment within the Corporation.

Q. Normal Course Issuer Bid
2020
On May 26, 2020, the Corporation announced that the Toronto Stock Exchange ("TSX") accepted the notice filed by the Corporation to implement an NCIB for a portion of its common shares. Pursuant to the NCIB, the Corporation may repurchase up to a maximum of 14,000,000 common Shares, representing approximately 7.02 per cent of its public float of common shares as at May 25, 2020. Purchases under the NCIB may be made through open market transactions on the TSX and any alternative Canadian trading platforms on which the common shares are traded, based on the prevailing market price. Any common shares purchased under the NCIB will be cancelled.

The period during which the Corporation is authorized to make purchases under the NCIB commenced on May 29, 2020, and ends on May 28, 2021, or such earlier date on which the maximum number of common shares are purchased under the NCIB or the NCIB is terminated at the Corporation’s election.

Under TSX rules, not more than 228,157 common shares (being 25 per cent of the average daily trading volume on the TSX of 912,630 common shares for the six months ended April 30, 2020) can be purchased on the TSX on any single trading day under the NCIB, with the exception that one block purchase in excess of the daily maximum is permitted per calendar week.

During the year ended Dec. 31, 2020, under the current and previous NCIB, the Corporation purchased and cancelled a total of 7,352,600 common shares at an average price of $8.33 per common share, for a total cost of $61 million. See Note 27 for further details.
2019
On May 27, 2019, the Corporation announced that the TSX accepted the notice filed by the Corporation to implement a NCIB for a portion of its common shares. Pursuant to such NCIB, the Corporation was permitted to repurchase up to a maximum of 14,000,000 common shares, representing approximately 4.92 per cent of issued and outstanding common shares as at May 27, 2019.

During the year ended Dec. 31, 2019, the Corporation purchased and cancelled a total of 7,716,300 common shares at an average price of $8.80 per common share, for a total cost of $68 million. See Note 27 for further details.

2018
On March 9, 2018, the Corporation announced that the TSX accepted the notice filed by the Corporation to implement an NCIB for a portion of its common shares. Pursuant to such NCIB, the Corporation was permitted to repurchase up to a maximum of 14,000,000 common shares, representing approximately 4.86 per cent of issued and outstanding common shares as at March 2, 2018.

During the year ended Dec. 31, 2018, the Corporation purchased and cancelled a total of 3,264,500 common shares at an average price of $7.02 per common share, for a total cost of $23 million.

R. TransAlta and Capital Power Swap Non-Operating Interests in Keephills 3 and Genesee 3
On Oct. 1, 2019, the Corporation closed a transaction with Capital Power Corporation ("Capital Power") to swap TransAlta's 50 per cent ownership interest in the 466 MW Genesee 3 facility for Capital Power's 50 per cent ownership interest in the 463 MW Keephills 3 facility. As a result, TransAlta now owns 100 per cent of the Keephills 3 facility and Capital Power owns 100 per cent of the Genesee 3 facility.

The transaction price for each non-operating interest largely offset each other, resulting in a net payment of approximately $10 million from Capital Power to TransAlta. Final working capital true-ups and settlements occurred in November 2019, with a net working capital difference of less than $1 million paid by TransAlta to Capital Power.

In 2019, the Corporation early-adopted 2020 amendments to IFRS 3 Business Combinations, which introduce an optional fair value concentration test. The Corporation elected to apply the optional fair value concentration test to its acquisition of the non-operating interest in Keephills 3, through which it was determined that greater than 90 per cent of the fair value was concentrated in the PP&E acquired. As a result, the acquisition was determined to not be a business and IFRS 3 requirements were not applied and the existing carrying amount of the owned 50 per cent of Keephills 3 was not required to be assessed at fair value. Consequently, the acquisition has been accounted for as an asset acquisition, with the following carrying amounts assigned based on relative fair values:

Working capital	11
Property, plant and equipment	308
Other assets	3
Other liabilities	(2)
Decommissioning and other provisions	(19)
Total acquisition cost	301

The sale of Genesee 3 resulted in a gain of $77 million, which was recognized in gains on sale of assets and other on the statement of earnings during the fourth quarter of 2019.

On the closing of the transaction, all of the Keephills 3 and Genesee 3 project agreements with Capital Power were terminated, including the agreement governing the supply of coal from TransAlta’s Highvale mine to the Keephills 3 facility. The Highvale mine accounted for the revenues generated under this agreement pursuant to IFRS 15 Revenue from Contracts with Customers, which resulted in the recognition of a contract liability representing the mine’s unsatisfied performance obligations for which consideration was received in advance. On Oct. 1, 2019, upon termination of this agreement, the Highvale mine had no future performance obligations and accordingly, the balance of the contract liability of $88 million was recognized in earnings in the fourth quarter of 2019.
S. Termination of the Alberta Sundance Power Purchase Arrangement
On Sept. 18, 2017, the Corporation received formal notice from the Balancing Pool for the termination of the Sundance B and C PPAs effective March 31, 2018. This announcement was expected and the Corporation took steps to re-take dispatch control for the units effective March 31, 2018.

Pursuant to a written agreement, the Balancing Pool paid the Corporation approximately $157 million on March 29, 2018. The Corporation disputed the termination payment received. The Balancing Pool excluded certain mining and corporate assets that should have been included in the net book value calculation, which the Corporation pursued from the Balancing Pool through an arbitration initiated under the PPAs. On Aug. 26, 2019, the Corporation announced it was successful in the arbitration and received the full amount it was seeking to recover of $56 million, plus GST and interest.

T. US Wind Projects
On Feb. 20, 2018, TransAlta Renewables announced it entered into an arrangement to acquire interests in two construction-ready wind projects in the Northeastern United States (collectively, the "US Wind Projects"). Big Level consists of a 90 MW wind project located in Pennsylvania that has a 15-year PPA with Microsoft Corporation, and Antrim consists of a 29 MW wind project located in New Hampshire with two 20-year PPAs with Partners Healthcare and New Hampshire Electric Co-op. The Counterparties in the PPAs all have a Standard & Poor's credit ratings of A+ or better.

A subsidiary of TransAlta acquired Big Level on March 1, 2018, and Antrim on March 28, 2019.

On April 20, 2018, TransAlta Renewables completed the acquisition of an economic interest in Big Level from a subsidiary of TransAlta Power Ltd. (“TA Power”). Pursuant to the arrangement, a TransAlta subsidiary owns Big Level directly and TA Power issued to TransAlta Renewables tracking preferred shares that pay quarterly dividends based on the pre-tax net earnings of Big Level. The tracking preferred shares have preference over the common shares of TA Power held by TransAlta, in respect of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of TA Power.

On March 28, 2019, the closing conditions related to the acquisition of Antrim were finalized and the TransAlta subsidiary acquired the development project for total cash consideration of $24 million and the settlement of the balance of the outstanding loan receivable of $41 million. As a result, the Corporation recognized $50 million for assets under construction in PP&E and $15 million in intangibles. The TransAlta subsidiary also paid the final holdback for the Big Level development project of $7 million (US$5 million) on the closing of Antrim.

During 2019, TransAlta Renewables funded the acquisition of Antrim and the construction costs of the US Wind Projects by subscribing for $142 million (US$105 million) of interest-bearing promissory notes and $78 million (US$59 million) of tracking preferred shares.

During 2020, TransAlta Renewables subscribed for additional tracking preferred shares in Big Level and Antrim for $72 million (US$52 million). In addition TransAlta Renewables repaid a portion of the total outstanding promissory notes to the Corporation related to the Big Level and Antrim wind projects in the amount of $92 million (US$72 million).

Big Level and Antrim each began commercial operations in December 2019. In conjunction with reaching commercial operation, tax equity proceeds were raised to partially fund the US Wind Projects in the amount of approximately US$85 million for Big Level and approximately US$41 million for Antrim. The tax equity financing is classified as long-term debt on the Consolidated Statements of Financial Position.

From the tax equity proceeds, a subsidiary of TransAlta repaid $98 million (US$72 million) of the interest-bearing promissory notes from TransAlta Renewables. The remaining amount of the tax equity proceeds is held as reserves within the project entity and will be released upon certain conditions being met. Once these conditions are met, the reserves will be released and the subsidiary of TransAlta will repay the remaining outstanding interest-bearing promissory notes from TransAlta Renewables.

U. Kent Hills 3 Wind Project
On Oct. 19, 2018, TransAlta Renewables announced that the Kent Hills 3 expansion was fully operational, bringing total generating capacity of the Kent Hills wind facility to 167 MW.
V. TransAlta Renewables Acquires Three Renewable Assets from the Corporation
On May 31, 2018, TransAlta Renewables acquired from a subsidiary of the Corporation an economic interest in the 50 MW Lakeswind wind facility in Minnesota and 21 MWs of solar projects located in Massachusetts ("Mass Solar") through the subscription of tracking preferred shares of a subsidiary of the Corporation. In addition, TransAlta Renewables acquired from a subsidiary of the Corporation ownership of the 20 MW Kent Breeze wind facility located in Ontario. The total purchase price for the three assets was approximately $166 million, including the assumption of $62 million of tax equity obligations and project debt, for net cash consideration of $104 million. The Corporation continues to operate these assets on behalf of TransAlta Renewables.

The acquisition of Kent Breeze was accounted for by TransAlta Renewables as a business combination under common control, requiring the application of the pooling of interests method of accounting, whereby the assets and liabilities acquired were recognized at the book values previously recognized by TransAlta at May 31, 2018, and not at their fair values. As a result, the Corporation recognized a transfer of equity from the non-controlling interests in the amount of $1 million in 2018.

On June 28, 2018, TransAlta Renewables subscribed for an additional $33 million (US$25 million) of tracking preferred shares of a subsidiary of the Corporation related to Mass Solar to fund the repayment of Mass Solar's project debt.

In connection with these acquisitions, the Corporation recorded a $12 million impairment charge, of which $11 million was recorded against PP&E and $1 million against intangibles. See Note 7 for further details.

W. TransAlta Renewables Closes $150- Million Share Offering of Common Shares
On June 22, 2018, TransAlta Renewables closed a bought deal offering of 11,860,000 common shares through a syndicate of underwriters (the "Share Offering"). The common shares were issued at a price of $12.65 per common share for gross proceeds of approximately $150 million ($144 million of net proceeds).

The net proceeds of the Share Offering were used to partially repay drawn amounts under TransAlta Renewables' credit facility, which was drawn in order to fund recent acquisitions. The additional liquidity under the credit facility was used for general corporate purposes, including ongoing construction costs associated with the US Wind Projects, described in 4(J) above.

The Corporation did not purchase any additional common shares under the Share Offering and, following the closing, owned 161 million common shares, representing approximately 61 per cent of the outstanding common shares of TransAlta Renewables. See Note 13 for further details of TransAlta's ownership of TransAlta Renewables.

X. $345 Million Financing Related to the Off-Coal Agreement
On July 20, 2018, the Corporation monetized the payments under OCA with the Government of Alberta by closing a $345 million bond offering through its indirect wholly owned subsidiary, TransAlta OCP LP ("TransAlta OCP"). The offering was a private placement that was secured by, among other things, a first ranking charge over the OCA payments payable by the Government of Alberta. The amortizing bonds bear interest at a rate of 4.509 per cent per annum, payable semi-annually and maturing on Aug. 5, 2030. The bonds have a rating of BBB, with a stable trend, by DBRS. Under the terms of the OCA, the Corporation receives annual cash payments on or before July 31 of approximately $40 million (approximately $37 million, net to the Corporation), commencing Jan. 1, 2017, and terminating at the end of 2030.

The net proceeds were used to partially repay the 6.40 per cent debentures, as described in Note 24.